Exhibit 3.26

Request ID:	020850072	Province of Ontario	Date Report Produced:	2017/10/23
Transaction ID:	66004818	Ministry of Government Services	Time Report Produced:	11:37:06
Category ID:	(B)CC/E

Certified a true copy of the record on the Ontario Business
Information System with respect to this registration/declaration under the Business Names Act/Limited Partnerships Act.

Registrar Ministry of Government Services Toronto, Ontario

BUSINESS NAMES REPORT

Business name registered under the Business Names Act	Business Identification Number

MOLSON CANADA 2005	150044873

Business Type

GENERAL PARTNERSHIP

Mailing Address	Address of Principal Place of Business in Ontario

33 CARLINGVIEW DRIVE	33 CARLINGVIEW DRIVE

TORONTO	TORONTO
ONTARIO	ONTARIO
CANADA, M9W 5E4	CANADA, M9W 5E4

Activity being carried out

PRODUCE, MARKET, SELL, DISTRIBUTE BEVERAGES

Registration Date	Expiry Date

2005/01/12	2020/01/09

Renewal Date	Amendment Date(s)

2014/11/14	2013/07/05 2013/03/11 2008/10/23
2006/09/21 2005/08/26 2005/06/06
2005/06/06

Last Document Filed	Cancellation Date

RENEWAL	NOT APPLICABLE

Last Document Filed Date

2014/11/14

More than 10 Partners: records at business address	Current Partnership Business Names Exist:

NO	YES

Expired Partnership Business Names Exist:

YES

Request ID:	020850072	Province of Ontario	Date Report Produced:	2017/10/23
Transaction ID:	66004818	Ministry of Government Services	Time Report Produced:	11:37:06
Category ID:	(B)CC/E

Certified a true copy of the record on the Ontario Business
Information System with respect to this registration/declaration under the Business Names Act/Limited Partnerships Act.

Registrar Ministry of Government Services Toronto, Ontario

BUSINESS NAMES REPORT

Business name registered under the Business Names Act	Business Identification Number

MOLSON CANADA 2005	150044873

Business Type

GENERAL PARTNERSHIP

Registrant Information

Name (Individual/Corporation/Other)	Address

MOLSON INC.
1555 NOTRE DAME STREET EAST
Corporate Number: 1516952
MONTREAL
QUEBEC
CANADA, H2L 2R5

Type of Registrant

PARTNER

Name (Individual/Corporation/Other)	Address

MOLSON CANADA COMPANY
1959 UPPER WATER STREET
Corporate Number: 1892258
No. 1100
HALIFAX
NOVA SCOTIA
CANADA, B3J 3N2

Type of Registrant

PARTNER

Request ID:	020850072	Province of Ontario	Date Report Produced:	2017/10/23
Transaction ID:	66004818	Ministry of Government Services	Time Report Produced:	11:37:06
Category ID:	(B)CC/E

Certified a true copy of the record on the Ontario Business
Information System with respect to this registration/declaration under the Business Names Act/Limited Partnerships Act.

Registrar Ministry of Government Services Toronto, Ontario

BUSINESS NAMES REPORT

Business name registered under the Business Names Act	Business Identification Number

MOLSON CANADA 2005	150044873

Business Type

GENERAL PARTNERSHIP

Registrant Information

Name (Individual/Corporation/Other)	Address

MC ALBERTA LP	33 CARLINGVIEW DRIVE

TORONTO
ONTARIO
CANADA, M9W 5E4

Type of Registrant

PARTNER

Person Authorizing the Registration

BALL,
LORI
A

This Report sets out the most recent information registered on or after April 1, 1994 and recorded in the Ontario Business Information System as of the last business day.

The issuance of this certified report in electronic form is authorized by the Ministry of Government Services.